UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
January 5, 2022
Date of Report (Date of earliest event reported)
DELEK LOGISTICS PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35721		45-5379027
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

7102 Commerce Way	Brentwood	Tennessee	37027
(Address of Principal Executive)			(Zip Code)
(615) 771-6701
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	DKL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 5, 2022, Nilah Staskus tendered her resignation as the Senior Vice President and Chief Accounting Officer of Delek US Holdings, Inc. (“Delek”) and its subsidiaries, including Delek Logistics Partners, LP (“Delek Logistics”), effective as of January 24, 2022. Ms. Staskus’ resignation was not the result of any disagreement between Ms. Staskus and Delek Logistics, its management, or the board of directors.

Robert Wright, Delek’s Vice President and Corporate Controller, will replace Ms. Staskus as the principal accounting officer of Delek and Delek Logistics, effective as of January 24, 2022. Mr. Wright, age 38, has served in his current role with Delek since October 2020. Prior to joining Delek, Mr. Wright served as the director of finance, corporate governance and reporting, for CVR Energy, Inc. and its subsidiary CVR Partners LP from September 2018 until he joined Delek in October 2020. Mr. Wright also served as an external audit senior manager for PricewaterhouseCoopers (“PwC”) in the United States, Australia and Canada for over 12 years, where he conducted audit and consulting services for PwC. Mr. Wright holds a Bachelor of Commerce Degree from the University of Alberta, and he has qualified as a Certified Public Accountant in Texas and Virginia since March 2013 and a member with distinction of the Canadian Institute of Chartered Accountants since December 2007.

As of the date of this Current Report on Form 8-K, no new compensatory arrangements have been entered into with Mr. Wright in connection with his appointment as principal accounting officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 11, 2022	DELEK LOGISTICS PARTNERS, LP
By: Delek Logistics GP, LLC
its general partner

/s/ Reuven Spiegel
Name: Reuven Spiegel
Title: Executive Vice President and Chief Financial Officer (Principal Financial Officer)